Exhibit 10.2

EXECUTION VERSION

BROOKLYN IMMUNOTHERAPEUTICS INC.

REGISTRATION RIGHTS AGREEMENT

Schedule I	-	Schedule of Holders
Schedule II	-	Schedule of Additional Holders
Exhibit A	-	Form of Joinder Agreement

i

This Registration Rights Agreement (this “Agreement”) is made as of July 16, 2021, by and among Brooklyn ImmunoTherapeutics, Inc., a Delaware corporation (“Brooklyn”), and the individuals and entities listed on Schedule I to this Agreement, (together with any subsequent securities holders, or transferees, who become parties to this Agreement as “Holders” pursuant to Section 9, the “Holders” and each individually a “Holder”). Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Acquisition Agreement (defined below).

Whereas, reference is made to that certain Agreement and Plan of Acquisition, dated as of July 16, 2021 (as the same may be amended or modified from time to time, the “Acquisition Agreement”) by and among Brooklyn, Brooklyn Acquisition Sub, Inc., a Delaware corporation, Novellus LLC, a Delaware limited liability (“Seller”), Novellus, Inc., a Delaware corporation, and the Sellers’ Representative therein, and the transactions contemplated thereby (the “Transactions”);

Whereas, after the closing of the Transactions, the Holders (together with the Additional Holders) will own shares of Common Stock; and

Whereas, as a material inducement to the Holders entering into the Acquisition Agreement and consummating the Transactions, Brooklyn has agreed to enter into this Agreement in order to provide the Holders certain registration rights with respect to the Registrable Securities (as defined below) on the terms set forth herein.

Now, Therefore, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Definitions. For purposes of this Agreement:

(a)      “Additional Holder” has the meaning set forth in Section 9.

(b)      “Agreement” has the meaning set forth in the Preamble.

(c)      “Allowed Delay” has the meaning set forth in Section 3(b).

(d)      “Acquisition Agreement” has the meaning set forth in the Recitals.

(e)      “Brooklyn” has the meaning set forth in the Preamble.

(f)      “Business Day” means a day other than a Saturday or Sunday on which commercial banks in New York, New York are open for business between the hours of 8:00 a.m. and 5:00 p.m., Eastern time.

(g)      “Common Stock” means common stock of Brooklyn, $0.005 par value per share.

(h)      “Constructive Primary Offering” has the meaning set forth in Section 4.

(i)      “Cut Back Shares” has the meaning set forth in Section 4.

(j)      “Effectiveness Deadline” means, with respect to the Registration Statement, the sixtieth calendar day following the Filing Deadline (or, in the event the SEC reviews and has written comments to the Registration Statement, the calendar day that is one hundred twenty calendar days following the Filing Deadline); provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(k)      “Effectiveness Period” has the meaning set forth in Section 5(a).

(l)      “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

(m)     “Filing Deadline” has the meaning set forth in Section 2(a)(i).

(n)      “Holder Information” has the meaning set forth in Section 7(b).

(o)      “Holder” has the meaning set forth in the Preamble.

(p)      “Losses” has the meaning set forth in Section 7(a).

(q)    “Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

(r)      “Qualification Date” has the meaning set forth in Section 2(a)(ii).

(s)      “Qualification Deadline” has the meaning set forth in Section 2(a)(ii).

(t)      “Questionnaire” has the meaning set forth in Section 6(a).

(u)     “Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

(v)     “Registrable Securities” means (i) the Shares and (ii) any other securities issued or issuable with respect to or in exchange for Shares, whether by merger, charter amendment or otherwise; provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144, or (B) such security becoming eligible for sale without volume limitation pursuant to Rule 144.

(w)    “Registration Statement” means any registration statement of Brooklyn under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

(x)     “Required Holders” means the Holders holding a majority of the Registrable Securities outstanding from time to time.

(y)     “Restriction Termination Date” has the meaning set forth in Section 4.

(z)     “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(aa)   “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(bb)   “SEC” means the Securities and Exchange Commission.

(cc)    “SEC Restrictions” has the meaning set forth in Section 4.

(dd)    “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder.

(ee)    “Seller” has the meaning set forth in the Recitals.

(ff)    “Shares” means the shares of Common Stock issued to the Holders in connection with the Acquisition Agreement and listed on Schedules I and II.

(gg)   “Shelf Registration Statement” has the meaning set forth in Section 2(a)(ii).

(hh)   “Transactions” has the meaning set forth in the Recitals.

2.       Registration Rights.

(a)      Demand Registration.

(i)          Promptly following the Closing Date, but no later than 30 days after the Closing Date (the “Filing Deadline”), Brooklyn shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities. No Holder shall be named as an “underwriter” in such Registration Statement without such Holder’s prior written consent, and if the SEC requests that the Holder be identified as a statutory underwriter in the Registration Statement, such Holder shall have an opportunity to withdraw its Registrable Securities from the Registration Statement. Such Registration Statement also shall cover, to the extent allowable under the Securities Act (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of each of the Required Holders. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 5(c) to the Holders prior to its filing or other submission. Further, Brooklyn shall provide a draft of the Registration Statement to the Holders for review at least three Business Days in advance of filing the Registration Statement; provided that, for the avoidance of doubt, in no event shall Brooklyn be required to delay or postpone the filing of such Registration Statement as a result of or in connection with any Holder’s review.

(ii)          The Registration Statement referred to in Section 2(a)(i) shall be on Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, Brooklyn shall (A) register the resale of the Registrable Securities on such other form as is available to Brooklyn and (B) so long as Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which Brooklyn becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than thirty days after the Qualification Date (the “Qualification Deadline”), file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”) and use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly as practicable thereafter; provided that Brooklyn shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC.

(b)     Expenses. Brooklyn will pay all expenses associated with each Registration Statement, including filing and printing fees, Brooklyn’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

3.       Effectiveness.

(a)     Effectiveness Deadline. Brooklyn shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable after such Registration Statement has been filed with the SEC, but no later than the Effectiveness Deadline. By 5:30 p.m. Eastern time on the second Business Day following the date on which the Registration Statement is declared effective by the SEC, Brooklyn shall file with the SEC, in accordance with Rule 424 under the Securities Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement. Brooklyn shall notify the Holders by e-mail as promptly as practicable, and in any event within 24 hours, after any Registration Statement is declared effective and shall simultaneously provide the Holders with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(b)     For not more than 30 consecutive days, and for not more than 60 total days, in each case, in any 12 month period, Brooklyn may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 3 in the event that Brooklyn determines in good faith that such suspension is necessary to (i) delay the disclosure of material nonpublic information concerning Brooklyn, the disclosure of which at the time is not, in the good faith opinion of Brooklyn, in the best interests of Brooklyn or (ii) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in the light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that Brooklyn shall promptly (w) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Holder) disclose to such Holder any material nonpublic information giving rise to such Allowed Delay, (x) advise the Holders in writing to cease all sales under such Registration Statement until the end of such Allowed Delay, (y) use commercially reasonable efforts to terminate such Allowed Delay as promptly as practicable and (z) notify each Holder in writing within 24 hours when such Allowed Delay is terminated.

4.     Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is a primary offering or not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act, or requires any Holder to be named as an “underwriter,” Brooklyn shall use commercially reasonable efforts to advocate before the SEC its reasonable position that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 (a “Constructive Primary Offering”) and that no Holder is an “underwriter.” One representative of the Holders (appointed by written consent of the Required Holders) and his, her or its counsel shall have the right to review and oversee any registration or matters pursuant to this Section 4, including participation in any meetings or discussions with the SEC regarding the SEC’s position, and to comment on any written submission made to the SEC with respect thereto. In the event that, despite Brooklyn’s commercially reasonable efforts, the SEC does not alter its position, Brooklyn shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure Brooklyn’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, that Brooklyn shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder. For the avoidance of doubt, for purposes of this Section 4, the term “commercially reasonable efforts” shall not require Brooklyn to institute or maintain any action, suit or proceeding against the SEC or any member of the Staff of the SEC. Any cut-back imposed on the Holders pursuant to this Section 4 shall be allocated among the Holders on a pro rata basis and shall be applied first to any of the Registrable Securities of such Holder as such Holder shall designate, unless the SEC Restrictions otherwise require or provide or the Holders otherwise agree. The parties agree that Brooklyn’s delay or failure to have a Registration Statement declared effective, solely to the extent resulting from the SEC taking the position that the offering is a Constructive Primary Offering, shall not be a breach of any provision of this Agreement. From and after such date as Brooklyn is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”), all of the provisions of Sections 2, 3, 4 and 5 (including Brooklyn’s obligations with respect to the filing of a Registration Statement and its obligations to use commercially reasonable efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, (i) that the Filing Deadline and/or the Qualification Deadline, as applicable, for such Registration Statement including such Cut Back Shares shall be ten Business Days after such Restriction Termination Date, and (ii) the date by which Brooklyn is required to obtain effectiveness with respect to such Cut Back Shares under Section 3 shall be the ninetieth day immediately after the Restriction Termination Date (or the one hindered twentieth day if the SEC reviews such Registration Statement).

5.      Brooklyn Obligations. Brooklyn will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto Brooklyn will, as expeditiously as possible:

(a)     use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Shares cease to be Registrable Securities (the “Effectiveness Period”);

(b)    prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)     provide copies (in electronic form) to and permit each Holder to review each Registration Statement and all amendments and supplements thereto at least three Business Days prior to their filing with the SEC and a reasonable opportunity to furnish comments thereon;

(d)     furnish to each Holder whose Registrable Securities are included in any Registration Statement (i) promptly after the same is prepared and filed with the SEC, a copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of Brooklyn to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which Brooklyn has sought confidential treatment), and (ii) a copy of any Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and any such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by such Registration Statement; provided, that in each case such documents may be provided by Brooklyn in electronic form;

(e)     use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

(f)      use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by Brooklyn are then listed;

(g)    promptly notify the Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (provided that such notice shall not, without the prior written consent of the Holder, disclose to such Holder any material nonpublic information regarding Brooklyn), and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(h)    otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, Brooklyn does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, an earnings statement covering satisfying the provisions of Section 11(a) of the Securities Act;

(i)      if requested by a Holder, Brooklyn shall: (i) as soon as practicable, incorporate in a prospectus supplement or post-effective amendment such information as such Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable, make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by such Holder holding any Registrable Securities;

(j)      within one Business Day after a Registration Statement which covers Registrable Securities is declared effective by the SEC, Brooklyn shall deliver to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC and instruct the transfer agent for such Registrable Securities to remove the restrictive legends from such Registrable Securities;

(k)    with a view to making available to the Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holders to sell shares of Common Stock to the public without registration, Brooklyn covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without volume limitation by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of Brooklyn under the Exchange Act; and (iii) furnish to each Holder upon reasonable request, as long as such Holder owns any Registrable Securities, (A) a written statement by Brooklyn that it has complied with the reporting requirements of the Exchange Act, (B) a copy of Brooklyn’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration;

(l)     in the event that the Registrable Securities cease to be “covered securities” within the meaning of Section 18(b)(1) of the Securities Act, (i) register of qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests, (ii) keep such registration or qualification in effect for so long as the applicable Registration Statement remains in effect, and (iii) use its commercially reasonable efforts to do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdiction of the Registrable Securities owned by such Holder.

6.       Obligations of the Holders.

(a)    Notwithstanding any other provision of the Agreement, no Holder may include any of its Registrable Securities in the Registration Statement pursuant to this Agreement unless such Holder furnishes to Brooklyn a completed questionnaire in a form of reasonably requested by Brooklyn the “Questionnaire”) for use in connection with the Registration Statement at least three Business Days prior to the anticipated filing date of the Registration Statement if such Holder elects to have any of the Registrable Securities included in such Registration Statement. In addition to the Questionnaire, each Holder shall furnish such other information as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as Brooklyn may reasonably request.

(b)     Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with Brooklyn as reasonably requested by Brooklyn in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified Brooklyn in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)     Each Holder agrees that, upon receipt of any notice from Brooklyn of either (i) the commencement of an Allowed Delay pursuant to Section 3(b) or (ii) the happening of an event specified in Section 5(g) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until the Holder is advised by Brooklyn that such dispositions may again be made, provided that, no Holder shall be required to discontinue disposition of Registrable Securities under a Registration Statement by virtue of the delivery by Brooklyn of a notice of the occurrence of any event of the kind described in Section 3(b) for a period of more than 30 consecutive days or, and for a total of more than 60 total days, in each case, in any 12 month period.

(d)     Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

7.       Indemnification.

(a)     Indemnification by Brooklyn. Brooklyn will indemnify and hold harmless each Holder and its Affiliates, and their respective directors, officers, trustees, members, partners, managers, employees, investment advisers and agents, and each other Person, if any, who controls such Holder within the meaning of the Securities Act, against any and all losses, claims, damages, liabilities and expenses (including any reasonable attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”), joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements in any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof, in the light of the circumstances under which they were made not misleading or (iii) any violation or alleged violation by Brooklyn or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to Brooklyn or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, except to the extent that any such Losses arise out of or are based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with Holder Information, (y) the use by a Holder of an outdated or defective Prospectus after Brooklyn has notified such Holder in writing that such Prospectus is outdated or defective; or (z) a Holder’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities. In no event shall Brooklyn be liable for fees and expenses of more than two counsels separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(b)     Indemnification by the Holders. Each Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, Brooklyn, its directors, officers, employees, stockholders and each person who controls Brooklyn (within the meaning of the Securities Act) against any Losses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder, relating to such Holder, to Brooklyn specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto (“Holder Information”). In no event shall the liability of Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Holder in connection with any claim relating to this Section 7 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

(c)    Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel, other than reasonable costs of investigation, shall be at the expense of such person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (C) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than two separate firms of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof (i) the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation and (ii) a statement as to or an admission of fault, culpability or failure to act by, or on behalf of, any indemnified party.

(d)     Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 7 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

8.      Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, Brooklyn may satisfy any obligation hereunder to file a Registration Statement or to have a Registration Statement become effective by a specified date by designating, by notice to the Holders, a Registration Statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant Registration Statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed Registration Statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Securities, and, to the extent necessary, to identify as selling stockholders those Holders demanding the filing of a Registration Statement pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of other Registration Statements, by or at a specified time and Brooklyn has, in lieu of then filing such Registration Statements or having such Registration Statements become effective, designated a previously filed or effective Registration Statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

9.      Additional Holders; Changes to Shares. Notwithstanding anything to the contrary contained herein, in the event of a Seller Transfer (as defined in the Acquisition Agreement) of shares of Common Stock to any of the individuals or entities set forth on Schedule II is completed prior to the time that a Registration Statement covering the resale of such shares of Common Stock is declared effective by the SEC, such individual or entity may become a party to this Agreement by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit A, and thereafter shall be deemed an “Additional Holder” for all purposes hereunder. No action or consent by the Holders shall be required for such joinder to this Agreement by such Additional Holder, so long as such Additional Holder has agreed in writing to be bound by all of the obligations as a “Holder” hereunder. In the event of any Seller Transfer to a Holder or Additional Holder prior to the time that a Registration Statement covering the resale of such shares of Common Stock is declared effective by the SEC, the number of Shares allocated to Novellus LLC on Schedule I shall be decreased and the number of Shares allocated to the applicable Holder on Schedule I or Additional Holder on Schedule II shall be increased, in each case by the by the number of shares of Common Stock subject to such Seller Transfer.

10.     Miscellaneous.

(a)     Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any law other than the laws of the State of Delaware.

(b)    Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the Electronic Signatures in Global and National Commerce Act, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(c)     Construction. As used in this Agreement:

(i)     headings used in this Agreement are for convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement;

(ii)    any references in this Agreement to a Section, Schedule or Exhibit refer to a Section of, or Schedule or Exhibit attached to, this Agreement, unless specified otherwise;

(iii)   the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole;

(iv)   the words “include,” “includes” and “including” as used in this Agreement shall not be construed so as to exclude any other thing not referred to or described;

(v)    the word “or” is not exclusive;

(vi)   the definition given for any term in this Agreement shall apply equally to both the singular and plural forms of the term defined;

(vii)  whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms;

(viii) unless the context otherwise requires, (A) references in this Agreement to an agreement, instrument or other document mean such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (B) references in this Agreement to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules and regulations promulgated thereunder; and

(ix)   this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

(d)      Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally to, or upon other actual receipt by, the party to be notified, (b) if delivered by e-mail, (i) on the date sent if delivered on a Business Day prior to the end of normal business hours of the party to be notified or (ii) otherwise, on the first Business Day following the date sent, (c) on the first Business Day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (d) on the earlier of confirmed receipt or the fifth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All communications shall be sent to the respective Holders at their addresses as set forth on Schedule I or II, or to Brooklyn at its principal office, to the attention of the Chief Executive Officer, or by e-mail to hfederoff@brooklynitx.com, or to such other street or e-mail address as subsequently modified by written notice given in accordance with this Section 10(d).

(e)      Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of Brooklyn and the holders of a majority of the Registrable Securities then outstanding, provided that any provision of this Agreement may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any Holder without the written consent of such Holder, unless such amendment, termination, or waiver applies to all Holders in the same fashion (it being agreed that a waiver of the provisions of this Agreement with respect to a particular transaction shall be deemed to apply to all Holders in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Holders may nonetheless, by agreement with Brooklyn, purchase securities in such transaction). Brooklyn shall give prompt notice of any amendment or termination of this Agreement or waiver under this Agreement to any party to this Agreement that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Section 10(e) shall be binding on all parties to this Agreement, regardless of whether any such party has consented to this Agreement. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(f)     Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

(g)     Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

(h)     Entire Agreement. This Agreement (including any Schedules and Exhibits to this Agreement) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter of this Agreement, and any other written or oral agreement relating to the subject matter of this Agreement existing between the parties is expressly canceled.

(i)     Dispute Resolution. The parties (i) irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and any federal court located in the State of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or any federal court located in the State of Delaware, and (iii) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court. Each party will bear its own costs in respect of any disputes arising under this Agreement.

(j)     Waiver of Jury Trial. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(k)     Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default heretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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In Witness Whereof, each of the parties has executed this Agreement or caused the same to be executed by its duly authorized representative as of the date first written above.

Brooklyn ImmunoTherapeutics, Inc.

By:	/s/ Howard J. Federoff
Howard J. Federoff
President

/s/ Leonard Mazur
Leonard Mazur

Novellus LLC

By:	/s/ Christopher Rodhe
Chrisopher Rodhe
President

Exhibit A

Joinder Agreement

Reference is hereby made to the Registration Rights Agreement, dated as of July 16, 2021, as amended from time to time (the “Agreement”), by and among Brooklyn ImmunoTherapeutics, Inc., a Delaware corporation (“Brooklyn”), and the individuals and entities listed on Schedule I thereto. Pursuant to and in accordance with Section 9 of the Agreement, the undersigned hereby acknowledges that the undersigned has received and reviewed a complete copy of the Agreement and agrees that, upon execution of this Joinder Agreement by the undersigned and Brooklyn, the undersigned shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed, and is hereby admitted as a “Holder,” as such term is defined in the Agreement, for all purposes thereof and entitled to all the rights incidental thereto.

In Witness Whereof, the parties hereto have executed the Agreement as of the date set forth below. A signed copy of this Joinder Agreement delivered by e-mail or other means in accordance with Section 9 of the Agreement shall be deemed to have the same legal effect as delivery of an original signed copy of this Joinder Agreement.

Date: ___________________

Name:

Agreed and Accepted:

Brooklyn ImmunoTherapeutics, Inc.

By:
Name:
Title: